UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California		95742

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

          Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an updated investor presentation that Cesca Therapeutics Inc. (the “Company”) may use in presentations to investors from time to time.

The information in this Item 7.01 shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation (May 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.
(Registrant)
Dated: May 10, 2017	/s/ Vivian Liu
Vivian Liu, Chief Operating Officer